SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 31, 1998



                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


       West Virginia                    0-17733                   55-0619957
(State or other jurisdiction     (Commission File No.)         I.R.S. Employer
      of incorporation)                                     (Identification No.)


                                25 Gatewater Road
                                  P.O. Box 7520
                         Charleston, West Virginia 25313
                    (Address of principal executive offices)


                                 (304) 769-1102
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective December 31, 1998, Horizon Bancorp, Inc., a West Virginia corporation ("Horizon"), merged (the "Holding Company Merger") with and into City Holding Company, a West Virginia corporation ("City Holding"), with City Holding as the surviving corporation in the Holding Company Merger. The Holding Company Merger was consummated pursuant to an Agreement and Plan of Reorganization dated as of August 7, 1998, among City Holding and Horizon (the "Agreement").

         Pursuant to the Agreement, upon consummation of the Holding Company Merger on December 31, 1998 (the "Effective Time"), each share of Horizon Common Stock, $1.00 par value per share (the "Horizon Common Stock") which was issued and outstanding at the Effective Time (other than shares held directly by City Holding, which were canceled without payment therefore, and dissenters' shares), was converted into the right to receive 1.111 shares (the "Exchange Ratio") of City Holding's common stock ("City Holding Common Stock"), with cash being paid in lieu of fractional shares. A copy of the press release announcing the closing of the Holding Company Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         City Holding's Registration Statement on Form S-4 (Registration No. 333-64205), which was declared effective by the Securities and Exchange Commission on November 5, 1998 (the "Registration Statement"), sets forth certain information regarding the Holding Company Merger, City Holding and Horizon, including, but not limited to, the date and manner of the Holding Company Merger, a description of the assets involved, the nature and amount of consideration paid by City Holding therefore, the method used for determining the amount of such consideration, the nature of any material relationships between City Holding and Horizon or any officer or director of Horizon or any associate of any such officer or director, and the nature of the business of City Holding and Horizon. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         Matters Related to the Holding Company Merger.

         Board of Directors. At the Effective Time, the City Holding Board (the "New Board") will initially be comprised of 24 directors, 12 having been designated by City Holding and 12 having been designated by Horizon. The 12 City Holding designees to the New Board are: Samuel M. Bowling, Dr. D. K. Cales, Hugh
R. Clonch, Jay Goldman, Robert D. Fisher, William M. Frazier, David E. Haden, Carlin K. Harmon, C. Dallas Kayser, Leon K. Oxley, Mark H. Schaul and Steven J. Day. The 12 Horizon designees to the New Board are Philip W. Cain, William C. Dolin, David W. Hambrick, Frank S. Harkins, Jr., Tracy W. Hylton, II, B. C. McGinnis III, Thomas L. McGinnis, Philip L. McLaughlin, E. M. Payne III, R. T. Rogers, James E. Songer and Albert M. Tieche, Jr. City Holding's designees to the New Board served on the City Holding Board. Horizon's designees to the New Board served on the Horizon Board.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

         City Holding has filed all required financial statements, pro forma financial information and exhibits required by Item 2 hereof with the Securities and Exchange Commission as part of the Registration Statement.

         The following exhibits are filed herewith:

         EXHIBIT NO.         DESCRIPTION OF EXHIBIT

         99.1 Text of press release, dated December 31, 1998, with respect to the closing of the Holding Company Merger.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, City Holding has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CITY HOLDING COMPANY



January 12, 1999                       /s/ Robert A. Henson
                                       -------------------------------
                                       Robert A. Henson
                                       Chief Financial Officer


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